UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

August 5, 2008

US Airways Group, Inc.
(Commission file number: 1-8444)
(Exact Name of Registrant as specified in its charter)
Delaware	54-1194634
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

US Airways, Inc.
(Commission file number: 1-8442)
(Exact Name of Registrant as specified in its charter)
Delaware	53-0218143
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

:   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

:   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

:   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

:   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The stockholders of US Airways Group, Inc. (the "Company") previously approved the US Airways Group, Inc. 2008 Equity Incentive Plan (the "2008 Plan") at the Company's 2008 Annual Meeting of Stockholders (the "Annual Meeting") held on June 11, 2008. The 2008 Plan authorizes the grant of performance grants, bonus awards, performance shares, restricted stock awards, vested shares, restricted stock units, vested units, incentive stock options, nonstatutory stock options, and stock appreciation rights. On August 5, 2008, the Company's Compensation and Human Resources Committee (the "Compensation Committee") approved the forms of the Restricted Stock Unit Award Agreement (the "RSU Agreement") and Stock Appreciation Right Award Agreement (the "SAR Agreement") for grants under the 2008 Plan. The RSU Agreement sets forth the terms and conditions of awards of restricted stock units under the 2008 Plan, including, but not limited to, vesting, payment of dividends, settlement of the award, delivery of shares, and transfer restrictions. A copy of the RSU Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The SAR Agreement sets forth the terms and conditions of awards of stock appreciation rights under the 2008 Plan, including, but not limited to, calculation of appreciation, vesting, exercise, expiration, payment, and transfer restrictions. A copy of the SAR Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

On August 5, 2008, the Compensation Committee made grants of stock appreciation rights to the executive officers of the Company in the amounts set forth below:

Name	Award Amount
W. Douglas Parker	275,000
J. Scott Kirby	178,755
Robert D. Isom, Jr.	143,855
Janet Dhillon	51,020
Elise R. Eberwein	51,020
C.A. Howlett	51,020
Derek J. Kerr	51,020

The stock appreciation rights have an exercise price of $6.70, the fair market value of the Company's common stock on the date of grant. The stock appreciation rights have a seven year term and vest in one-third increments on each of the first three anniversaries of the date of grant. The stock appreciation rights also become fully vested upon termination due to death, disability or retirement or in the event of a change in control of the Company.

Item 9.01      Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description
10.1	Form of Restricted Stock Unit Award Agreement under the US Airways Group, Inc. 2008 Equity Incentive Plan.
10.2	Form of Stock Appreciation Right Award Agreement under the US Airways Group, Inc. 2008 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
US Airways Group, Inc. (REGISTRANT)
Date: August 7, 2008	By: /s/ Janet Dhillon Janet Dhillon Senior Vice President and General Counsel
US Airways, Inc. (REGISTRANT)
Date: August 7, 2008	By: /s/ Janet Dhillon Janet Dhillon Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Restricted Stock Unit Award Agreement under the US Airways Group, Inc. 2008 Equity Incentive Plan.
10.2	Form of Stock Appreciation Right Award Agreement under the US Airways Group, Inc. 2008 Equity Incentive Plan.